                                                                   EXHIBIT 3.1



                        RESTATED CERTIFICATE OF INCORPORATION

                                          OF

                              OSIRIS THERAPEUTICS, INC.


    The present name of the corporation is Osiris Therapeutics, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 23, 1992. This Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

    FIRST: The name of the corporation is Osiris Therapeutics, Inc. (the "Corporation").

    SECOND: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: Section 1. Authorized Stock. The total number of shares which the Corporation is authorized to have issued is 65,000,000 shares, consisting of 20,000,000 shares of Preferred Stock, par value $.001 per share (hereinafter called "Preferred Stock"), and 45,000,000 shares of Common Stock, par value $.001 per share (hereinafter called "Common Stock").

    Upon the effectiveness of this Restated Certificate of Incorporation, each share of the Corporation's capital stock that is outstanding immediately prior to the effectiveness of this Restated Certificate of Incorporation shall be reclassified and converted, without any action by the holders of such shares, into three hundred (300) shares of Common Stock.

    After the effectiveness of this Restated Certificate of Incorporation, each holder of any certificate or certificates representing shares of capital stock of the Corporation outstanding immediately prior to the effectiveness of this Restated Certificate of Incorporation shall, upon the surrender of such certificate or certificates to the Corporation, receive a certificate or certificates representing the shares of Common Stock of the Corporation which such holder is entitled to receive pursuant to the terms and conditions of this
Section 1 of Article FOURTH. Pending such surrender of such certificate or certificates, such certificate or certificates shall be deemed for all purposes, as a result of said reclassification and conversion and without any action on the part of the holders thereof, to evidence only the right to receive one or more certificates representing shares of Common Stock in accordance with the terms and conditions of this Section 1 of Article FOURTH.

    Section 2. Preferred Stock. The Preferred Stock may be issued, subject to any limitations prescribed by law, this Restated Certificate of Incorporation as from time to time amended (hereinafter, this "Certificate of Incorporation"), or the By-Laws of the Corporation as from time to time amended (the "By-Laws"), from time to time in one or more series of any number of shares, and with distinctive serial designations. Subject to any limitations prescribed by law, this Certificate of Incorporation or the By-Laws, the Board of Directors hereby is authorized to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

    The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

         a. The designation of the series, which may be by distinguishing number, letter and title;

         b. The number of shares of the series, which number may thereafter (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

         c. The dividends, if any, for shares of the series (which may be cumulative or noncumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock;

         d. The redemption rights, if any, and price or prices for shares of the series;

         e. The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

         f. The rights of such shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

         g. Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

         h.   The voting rights, if any, of the holders of such series; and

         i. Such other designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights.

    Section 3. Common Stock. a. Subject to the limitations prescribed by law, this Certificate of Incorporation or the By-Laws, with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, this Certificate of Incorporation or the By-Laws, or by the terms and conditions of any and all series of Preferred Stock issued pursuant to the terms of this Certificate of Incorporation, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of Directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his or her name on the books of the Corporation.

    b. Except as otherwise provided by law, this Certificate of Incorporation or the By-Laws, or by the terms and conditions of any and all series of Preferred Stock issued pursuant to the terms of this Certificate of Incorporation, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

    c. Except as otherwise provided by law, this Certificate of Incorporation or the By-laws, or by the terms and conditions of any and all series of Preferred Stock issued pursuant to the terms of this Certificate of Incorporation, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled, to the exclusion of the holders of any other capital stock of the Corporation, to share ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

    FIFTH: Elections of directors need not be by written ballot except and to the extent provided in the By-Laws.

    SIXTH: To the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such repeal or modification.

    SEVENTH: Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation to the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws as presently or hereafter in effect. The right of indemnification provided in this Article SEVENTH shall not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, and shall be applicable to matters otherwise within its scope irrespective of whether such matters arose or arise before or after the adoption of this Article SEVENTH. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article SEVENTH. Any repeal or modification of this Article SEVENTH shall not adversely affect any right or prosecution existing hereunder immediately prior to such repeal or modification.

    EIGHTH: In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by the General Corporation Law of the State of Delaware or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation, without any action on the part of the stockholders, but the stockholders may make additional By-Laws and may alter, amend or repeal any By-Law whether adopted by them or otherwise. The Corporation may in its By-Laws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

    NINTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate or Incorporation in its present form or as hereafter amended are granted subject to this reservation.

    [this space is intentionally left blank]

    IN WITNESS WHEREOF, the foregoing Restated Certificate of Incorporation, having been duly adopted by the stockholders of Osiris Therapeutics, Inc. in a Written Consent of Stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware, has been duly signed by James S. Burns, President of the Corporation, and attested by Arnold I. Caplan, Secretary of the Corporation, this 23rd day of September, 1993.


                             OSIRIS THERAPEUTICS, INC.

                             /s/ JAMES S. BURNS
                             -------------------------
                             James S. Burns
                             President

ATTEST:



By: /s/ ARNOLD I. CAPLAN
    -----------------------
    Arnold I. Caplan
    Secretary

                              CERTIFICATE OF DESIGNATION
                                          OF
                         SERIES A CONVERTIBLE PREFERRED STOCK
                                          OF
                              OSIRIS THERAPEUTICS, INC.

                Pursuant to Section 151 of the General Corporation Law
                               of the State of Delaware

         Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.001 per share, designated as Series A Convertible Preferred Stock:


              RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, where by 20,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock "), with such series to consist of 12,300,000 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series A Preferred Stock are set forth on Exhibit B hereto and shall become Subdivision A-1 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

         The Corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit B referred to in the foregoing resolution.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by its President and attested to by its Secretary this 23rd day of September, 1993.


                             OSIRIS THERAPEUTICS, INC.

                             By:   /s/ JAMES S. BURNS
                                  --------------------------
                                  James S. Burns, President


ATTEST:


/s/ ARNOLD I. CAPLAN
--------------------------
Arnold I. Caplan,
Secretary

                                      APPENDIX I


                                                                       EXHIBIT B

                         SERIES A CONVERTIBLE PREFERRED STOCK

1.  Dividends.

         The holders of shares of Series A Convertible Preferred Stock ("Series A Preferred Shares") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock ("Common Shares") unless it shall, at the same time, declare and pay to each holder of Series A Preferred Shares a dividend equal to the dividend which would have been payable to each holder if such Series A Preferred Shares had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividend.

2.  Liquidation, Dissolution or Winding Up.

         In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares but after and subject to the payment in full of all amounts required to be paid to the holders of any other series or class of Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Shares, an amount equal to $.75 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series A Preferred Shares), plus all accrued and unpaid dividends, if any, to and including the date full payment shall be tendered to the holders of the Series A Preferred Shares with respect to such liquidation, dissolution or winding up. If the assets of the Corporation available for such distribution to the holders of the Series A Preferred Shares shall be insufficient to permit the payment in full to the holders of the Series A Preferred Shares of the amounts thus distributable, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Shares based upon the aggregate liquidation preference of the Series A Preferred Shares held by each such holder and the aggregate liquidation preference of all outstanding Series A Preferred Shares. After such payment shall have been made in full to the holders of the

Series A Preferred Shares or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Shares so as to be available for such payment, the holders of Series A Preferred Shares shall have no further rights with respect to any remaining assets of the Corporation legally available for distribution to the holders of its capital stock. Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation. A reorganization of the Corporation, or a consolidation or merger of the Corporation with or into another corporation or entity, or a sale or other disposition of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

3.  Voting Rights.

         (a) In addition to any voting rights provided by law, each holder of Series A Preferred Shares shall be entitled to vote on all matters submitted to a vote of the holders of Common Shares and shall be entitled to that number of votes equal to the largest number of whole Common Shares into which such holder's Series A Preferred Shares could be converted pursuant to the provisions of Section 4 of this Subdivision A-1 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law, the holders of Series A Preferred Shares and Common Shares shall vote together as a single class on all matters.

         (b) Except as otherwise provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Shares so as to affect adversely the Series A Preferred Shares without the written consent or affirmative vote of the holders of at least 66-2/3% of the then outstanding Series A Preferred Shares, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the Series A Preferred Shares as to any preferences, rights or powers (including, without limitation, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation) shall not be deemed so to affect adversely such Series A Preferred Shares.

4.  Conversion Rights.

         (a)  Optional Conversion.  Subject to the terms and conditions of this
Section 4, the holder of any Series A Preferred Shares shall have the right, at its option at any time and from time to time, to convert all or any portion of such shares into such number of fully paid and nonassessable Common Shares as is obtained by multiplying the number of Series A Preferred Shares to be converted by $.75 and dividing the result by the conversion price of $.75 per share or, in the event any adjustment of such conversion price has taken place pursuant to the provisions of this Section 4, by the conversion price in effect on the date such Series A Preferred Shares are surrendered for conversion (such conversion price, or such conversion price as last adjusted, being referred to herein as the "Conversion Price"); provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series A Preferred Shares shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, distribution or winding up was approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation.

         (b)  Automatic Conversion.

         (i) All outstanding Series A Preferred Shares shall be converted automatically into the number of Common Shares into which such Series A Preferred Shares are then convertible pursuant to this Section 4, without any action by the holders of such shares and whether or not the certificate representing such shares are surrendered to the Corporation or its transfer agent, at the earliest of: (A) the time the Corporation consummates an underwritten public offering of Common Shares where the price per share paid by the public for such shares is at least $3.00 (as adjusted to reflect any share split, combination, reclassification or similar event subsequent to September 24, 1993 affecting the Common Shares); (B) the moment immediately prior to the consummation of a consolidation or merger of the Corporation with or into another corporation or entity or a sale or transfer of all or substantially all of the assets of the Corporation pursuant to which holders of Common Shares (assuming the conversion of all outstanding Series A Preferred Shares into Common Shares immediately prior thereto) will receive cash and/or securities and/or property having an aggregate value (as determined by the Corporation's Board of Directors) of at least $3.00 per share (as adjusted to reflect any share split, combination, reclassification or similar event subsequent to September 24, 1993 affecting the Common Shares); and (C) September 24, 1998.

         (ii) Upon the occurrence of an event triggering the automatic conversion of Series A Preferred Shares as provided in the preceding subparagraph (i), the Corporation shall promptly give written notice to all holders of Series A Preferred Shares of such event. As soon as practicable after giving such notice, the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with any cash payment to be made in lieu of fractional shares as provided in Subsection 4(f) of this Article FOURTH and any accrued but unpaid dividends on such Series A Preferred Shares, in exchange for the certificates representing the Series A Preferred Shares converted pursuant to this Subsection 4(b), together with proper assignments of such certificates.

         (c) Mechanics of Conversion. The rights of conversion under Subsection 4(a) shall be exercised by a holder of Series A Preferred Shares by
(i) surrendering the certificates representing such shares, together with written notice of such holder's election to convert such shares (the "Conversion Notice"), and a proper assignment of such certificates to the Corporation. The Conversion Notice shall state the names and addresses in which and to which the certificates representing the Common Shares issuable or, if applicable, the other shares, other securities, cash or other property issuable, deliverable or payable, upon such conversion shall be issued, delivered or paid, as the case may be. The date upon which the certificates representing the Series A Preferred Shares to be converted, the Conversion Notice and the proper assignment have all been received by the Corporation is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver or cause to be issued and delivered, as specified in the Conversion Notice, certificates for the number of full Common Shares issuable upon such conversion together with any cash instead of fractional shares as provided in Subsection 4(f) and any accrued but unpaid dividends. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted Series A Preferred Shares shall cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

         (d) Subdivision or Combination of Stock. In case the Corporation shall at any time split or subdivide its outstanding Common Shares into a greater number of shares other than through a stock dividend in which the holders of the Series A Preferred Shares participate pursuant to Section 1 of this Subdivision A-1, the Conversion Price for the Series A Preferred Shares in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (e) Reorganization, Reclassification, Consolidation or Merger. In the event of any capital reorganization or reclassification of the outstanding capital stock of the Corporation, or any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation or entity, or the sale of all or substantially all of the assets of the Corporation (each of such events being hereinafter, referred to as an "Extraordinary Event"), where, in connection with such Extraordinary Event, the holders of Common Shares will be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for such

Common Shares, then each Series A Preferred Share shall, at the effective time of such Extraordinary Event, be converted into, without any action on the part of the holder thereof, such shares of stock, securities, cash and/or other property as may be issuable or payable with respect to or in exchange for the number of Common Shares which would otherwise have been issuable to the holder of such Series A Preferred Share upon the conversion thereof pursuant to this Section 4.

         (f) Fractional Shares. No fractional Common Shares (or other shares or other securities) or scrip representing fractional shares shall be issued upon conversion of any of the Series A Preferred Shares. Instead, the Corporation shall pay cash in an amount equal to the fair market value of such fractional share at the time of such conversion, as determined in good faith by the Board of Directors of the Corporation.

         (g) Reservation of Common Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series A Preferred Shares, such number of its Common Shares (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Shares, and if at any time the number of authorized but unissued Common Shares (or such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series A Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued Common Shares (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

         (h) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Shares (or other shares or other securities) of the Corporation upon conversion of any of the Series A Preferred Shares. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series A Preferred Shares in respect of which such shares are being issued.

                              CERTIFICATE OF DESIGNATION
                                          OF
                         SERIES B CONVERTIBLE PREFERRED STOCK
                                          OF
                              OSIRIS THERAPEUTICS, INC.
                Pursuant to Section 151 of the General Corporation Law
                               of the State of Delaware


         Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.001 per share, designated as Series B Convertible Preferred Stock:

              RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 20,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), with such series to consist of 3,000,000 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series B Preferred Stock are set forth on Exhibit A to this written consent and shall become Subdivision A-2 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

         The Corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit A referred to in the foregoing resolution.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by its President and attested to by its Secretary this 22nd day of February, 1994.

                                  OSIRIS THERAPEUTICS, INC.

                                  By:    /s/  JAMES S. BURNS
                                       ---------------------------
                                       James S. Burns, President


ATTEST:

/s/  ARNOLD I. CAPLAN
--------------------------
Arnold I. Caplan,
Secretary

                                      APPENDIX I

                                   SUBDIVISION A-2

                         SERIES B CONVERTIBLE PREFERRED STOCK

1.  Dividends.

         The holders of shares of Series B Convertible Preferred Stock
("Series B Preferred Shares") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock ("Common Shares") unless it shall, at the same time, declare and pay to each holder of Series B Preferred Shares a dividend equal to the dividend which would have been payable to each holder if such Series B Preferred Shares had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividend.

2.  Liquidation, Dissolution or Winding Up.

         In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series B Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares but after and subject to the payment in full of all amounts required to be paid to the holders of any other series or class of Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series B Preferred Shares, an amount equal to $.75 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series B Preferred Shares), plus all accrued and unpaid dividends, if any, to and including the date full payment shall be tendered to the holders of the Series B Preferred Shares with respect to such liquidation, dissolution or winding up. Notwithstanding the foregoing, if the assets of the Corporation available for such distribution to the holders of the Series B Preferred Shares and the holders of the Series A Preferred Shares (as defined in Subdivision A-1 of this Section 2 of Article Fourth) shall be insufficient to permit the payment in full to the holders of the Series B Preferred Shares and the holders of the Series A Preferred Shares of the amounts distributable to them under this Article Fourth as a result of such liquidation, distribution or winding up, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series B Preferred Shares and the holders of the Series A Preferred Shares based upon the respective aggregate liquidation preference of each holder of Series B Preferred Shares and each holder of Series A Preferred Shares. After such payment shall have been made in full to the holders of the Series B Preferred Shares or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series B Preferred Shares so as to be available for such payment, the holders of Series B Preferred Shares shall have no further rights with respect to any remaining assets of the Corporation legally available for distribution to the holders of its capital stock. Whenever the distribution provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation. A reorganization of the Corporation, or a consolidation or merger of the Corporation with or into another corporation or entity, or a sale or other disposition of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation within the meaning of this
Section 2.

3.  Voting Rights.

         (a) In addition to any voting rights required by law, each holder of Series B Preferred Shares shall be entitled to vote on all matters submitted to a vote of the holders of Common Shares and shall be entitled to that number of votes equal to the largest number of whole Common Shares into which such holder's Series B Preferred Shares could be converted pursuant to the provisions of Section 4 of this Subdivision A-2 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law, the holders of the Series A Preferred Shares, Series B Preferred Shares and Common Shares shall vote together as a single class on all matters.

         (b) Except as otherwise provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Shares so as to affect adversely the Series B Preferred Shares unless (i) a corresponding amendment, alteration or repeal of the preferences, special rights or other powers of the Series A Preferred Shares has been approved by the holders of such number of Series A Preferred Shares that would have represented at least 66 2/3% of the Series A Preferred Shares and Series B Preferred Shares if such shares were taken together as a single class, in which case no separate vote or approval of the holders of the Series B Preferred Shares shall be required; or (ii) such amendment, alteration or repeal has been approved by the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding Series B Preferred Shares given in writing or by vote at a meeting (as the case may be). For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the Series B Preferred Shares as to any preferences, rights or powers (including, without limitation, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation) shall not be deemed so to affect adversely such Series B Preferred Shares.


4.  Conversion Rights.

         (a)  Optional Conversion.  Subject to the terms and conditions of this
Section 4, the holder of any Series B Preferred Shares shall have the right, at its option at any time and from time to time, to convert all or any portion of such shares
                                         -2-
into such number of fully paid and nonassessable Common Shares as is obtained by multiplying the number of Series B Preferred Shares to be converted by $.75 and dividing the result by the conversion price of $.75 per share or, in the event any adjustment of such conversion price has taken place pursuant to the provisions of this Section 4, by the conversion price in effect on the date such Series B Preferred Shares are surrendered for conversion (such conversion price, or such conversion price as last adjusted, being referred to herein as the "Conversion Price"); provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series B Preferred Shares shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, distribution or winding up was approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation.

         (b)  Automatic Conversion.

         (i) All outstanding Series B Preferred Shares shall be converted automatically into the number of Common Shares into which such Series B Preferred Shares are then convertible pursuant to this Section 4, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, at the earliest of: (A) the time the Corporation consummates an underwritten public offering of Common Shares where the price per share paid by the public for such shares is at least $3.00 (as adjusted to reflect any share split, combination, reclassification or similar event subsequent to September 24, 1993 affecting the Common Shares); (B) the moment immediately prior to the consummation of a consolidation or merger of the Corporation with or into another corporation or entity or a sale or transfer of all or substantially all of the assets of the Corporation pursuant to which holders of Common Shares (assuming the conversion of all outstanding Series B Preferred Shares into Common Shares immediately prior thereto) will receive cash and/or securities and/or property having an aggregate value (as determined by the Corporation's Board of Directors) of at least $3.00 per share (as adjusted to reflect any share split, combination, reclassification or similar event subsequent to September 24, 1993 affecting the Common Shares); (C) the time at which the Series A Preferred Shares are converted into Common Shares; and (D) September 24, 1998.

         (ii) Upon the occurrence of an event triggering the automatic conversion of Series B Preferred Shares as provided in the preceding subparagraph (i), the Corporation shall promptly give written notice to all holders of Series B Preferred Shares of such event. As soon as practicable after giving such notice, the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with any cash payment to be made in lieu of fractional shares as provided in Subsection 4(f) of this Article FOURTH and any accrued but unpaid dividends on such Series B Preferred Shares, in exchange for the certificates representing the Series B Preferred

Shares converted pursuant to this Subsection 4(b), together with proper assignments of such certificates.

         (c) Mechanics of Conversion. The rights of conversion under Subsection 4(a) shall be exercised by a holder of Series B Preferred Shares by
(i) surrendering the certificates representing such shares, together with written notice of such holder's election to convert such shares (the "Conversion Notice"), and a proper assignment of such certificates to the Corporation. The Conversion Notice shall state the names and addresses in which and to which the certificates representing the Common Shares issuable or, if applicable, the other shares, other securities, cash or other property issuable, deliverable or payable, upon such conversion shall be issued, delivered or paid, as the case may be. The date upon which the certificates representing the Series B Preferred Shares to be converted, the Conversion Notice and the proper assignment have all been received by the Corporation is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver or cause to be issued and delivered, as specified in the Conversion Notice, certificates for the number of full Common Shares issuable upon such conversion together with any cash instead of fractional shares as provided in Subsection 4(f) and any accrued but unpaid dividends. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted Series B Preferred Shares shall cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

         (d) Subdivision or Combination of Stock. In case the Corporation shall at any time split or subdivide its outstanding Common Shares into a greater number of shares other than through a stock dividend in which the holders of the Series B Preferred Shares participate pursuant to Section 1 of this Subdivision A-2, the Conversion Price for the Series B Preferred Shares in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (e) Reorganization, Reclassification, Consolidation or Merger. In the event of any capital reorganization or reclassification of the outstanding capital stock of the Corporation, or any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation or entity, or the sale of all or substantially all of the assets of the Corporation (each of such events being hereinafter, referred to as an "Extraordinary Event"), where, in connection with such Extraordinary Event, the holders of Common Shares will be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for such Common Shares, then each Series B Preferred Share shall, at the effective time of such Extraordinary Event, be converted into, without any action on the part of the holder thereof, such shares of stock, securities, cash and/or other property as may be issuable or payable with respect to or in exchange for the number of Common Shares which would otherwise have been issuable to the holder of such Series B Preferred Share upon the conversion thereof pursuant to this Section 4.

         (f) Fractional Shares. No fractional Common Shares (or other shares or other securities) or scrip representing fractional shares shall be issued upon conversion of any of the Series B Preferred Shares. Instead, the Corporation shall pay cash in an amount equal to the fair market value of such fractional share at the time of such conversion, as determined in good faith by the Board of Directors of the Corporation.

         (g) Reservation of Common Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of affecting the conversion of the Series B Preferred Shares, such number of its Common Shares (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Shares, and if at any time the number of authorized but unissued Common Shares (or such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series B Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued Common Shares (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

         (h) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Shares (or other shares or other securities) of the Corporation upon conversion of any of the Series B Preferred Shares. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series B Preferred Shares in respect of which such shares are being issued.

                              CERTIFICATE OF DESIGNATION
                                          OF
                         SERIES C CONVERTIBLE PREFERRED STOCK
                                         AND
                        SERIES C-1 CONVERTIBLE PREFERRED STOCK
                                          OF
                              OSIRIS THERAPEUTICS, INC.
               Pursuant to Section 151 of the General Corporation Law
                               of the State of Delaware

         Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.001 per share, designated as Series C Convertible Preferred Stock and a series of its Preferred Stock, par value $.001 per share, designated as Series C-1 Convertible Preferred Stock:

         RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 20,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series C Convertible Preferred stock, par value $.001 per share (the "Series C Preferred Stock"), with such series to consist of 2,941,177 shares, and a series of Preferred Stock designated as Series C-1 Convertible Preferred Stock, par value $.001 per share (the "Series C-1 Preferred Stock"), with such series to consist of one share, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series C Preferred Stock and the Series C-1 Preferred Stock are set forth on Exhibit A presented to this meeting and shall become Subdivision A-3 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

         The Corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit A referred to in the foregoing resolution.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by its President and attested to by its Assistant Secretary this 19th day of May, 1994.



                                  OSIRIS THERAPEUTICS, INC.


                                  By:  /s/ JAMES S. BURNS
                                       --------------------------------
                                       James S. Burns, President

ATTEST:

 /s/ NANCY G. RUBIN
------------------------------------
Nancy G. Rubin, Assistant Secretary

                                      APPENDIX I

                                   Subdivision A-3

                 SERIES C AND SERIES C-1 CONVERTIBLE PREFERRED STOCK

         1. Dividends. The holders of shares of Series C Convertible Preferred Stock ("Series C Preferred Stock") and Series C-1 Convertible Preferred Stock ("Series C-1 Preferred Stock") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock or upon any other junior securities of the Corporation unless it shall, at the same time, declare and pay to each holder of Series C Preferred Stock and to each holder of Series C-1 Preferred Stock a dividend equal to the dividends which would have been payable to each holder if such Series C Preferred Stock or Series C-1 Preferred Stock had been converted into Common Stock (or such other junior securities on a Common Stock-equivalent basis) on the date of determination of holders of Common Stock (or such other junior securities) entitled to receive such dividend.

         2.   Liquidation Preference.

              (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series C Preferred Stock and Series C-1 Preferred Stock shall be entitled to receive prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series B Preferred Shares, Series A Preferred Shares or Common Stock, but after and subject to the payment in full of all amounts required to be paid to the holders of any other class or series of Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock and Series C-1 Preferred Stock, an amount per share equal to the sum of $.10 (as adjusted to reflect any stock splits, combination, reclassification or similar event involving the Series C Preferred Stock or Series C-1 Preferred Stock) for each outstanding share of Series C Preferred Stock and Series C-1 Preferred Stock (the "Series C Liquidation Preference"). If, upon the occurrence of such an event, the assets and funds thus distributed among the holders of the Series C Preferred Stock and Series C-1 Preferred Stock shall be insufficient to permit the payment to such holders of he full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock and Series C-1 Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive in respect of such shares.

              (b) Upon the completion of the distributions required by subsection (a) of this Section 2, the holders of the Series C Preferred Stock and Series C-1 Preferred Stock shall be entitled to receive prior and in preference to any distribution of assets to the holders of Common Stock but after and subject to the payment in full of all amounts required to be paid to the holders of any other class or series of Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock and Series C-1 Preferred Stock, an amount equal to $.75 per share (as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series C Preferred Stock and Series C-1 Preferred Stock), plus all accrued and unpaid dividends, if any, to and including the date full payment shall be tendered to the holders of Series C Preferred Stock and Series C-1 Preferred Stock with respect to such liquidation, dissolution or winding up. Notwithstanding the foregoing, if the assets of the Corporation available for such distribution to the holders of the Series C Preferred Stock and Series C-1 Preferred Stock, and the distribution required to be made to the holders of the Series B Preferred Shares (as defined in Subdivision A-2 of this Section 2 of Article Fourth) and the Series A Preferred Shares (as defined in Subdivision A-1 of this Section 2 of Article Fourth) pursuant to Section 2 of such Subdivisions shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock, the Series C-1 Preferred Stock, the Series D Preferred Shares and the Series A Preferred Shares of the amounts distributable to them under this Article Fourth as a result of such liquidation, distribution or winding up, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series C Preferred Stock, holders of the Series C-1 Preferred Stock, holders of the Series B Preferred Shares and holders of the Series A Preferred Shares in proportion to the respective aggregate liquidation preference each such holder is otherwise entitled to receive in respect of such shares.

              (c) Upon the completion of the distributions contemplated by subsections (a) and (b) of this Section 2, the holders of the Common Stock shall be entitled to receive an amount equal to $.075 per share (as adjusted to reflect any stock split, combination, reclassification or similar event involving the Common Stock). Notwithstanding the foregoing, if the assets of the Corporation available for such distribution to the holders of the Common Stock shall be insufficient to permit the payment in full to the holders of the Common Stock of the amounts distributable to them under this subsection (c) of this Section 2 as a result of such liquidation, dissolution or winding up, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Common Stock in proportion to the respective aggregate liquidation preference each such holder is otherwise entitled to receive in respect of such shares.

              (d) Upon the completion of the distributions required by subsections (a), (b) and (c) of this Section 2 and any other distributions required under the Corporation's Certificate of Incorporation, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Series C Preferred Stock and the holders of the Series C-1 Preferred Stock, the holders of such other series of Preferred Stock or other capital stock of the Corporation as may be so entitled and the holders of the Common Stock pro rata based on the number of shares of Common Stock held by each (with any shares of Common Stock issuable upon conversion of all such Series C Preferred Stock and Series C-1 Preferred Stock and such other series of Preferred Stock and capital stock deemed to be held by such holders for the purposes of such calculation). Notwithstanding the foregoing, the aggregate amount per share to be received by the holders of Series C Preferred Stock and Series C-1 Preferred Stock pursuant to subsections (a), (b) and (c) of this Section 2 and this subsection (d) shall not exceed $2.00 (as adjusted for any stock split, combination, reclassification or similar event involving the Series C Preferred Stock and Series C-1 Preferred Stock) if such dissolution, liquidation or winding up takes place prior to the third anniversary of the Purchase Date (as defined below) or $3.00 (as adjusted for any stock split, combination, reclassification or similar event involving the Series C Preferred Stock and Series C-1 Preferred Stock) if such event takes place on or after the third anniversary of the Purchase Date; provided, however, that no such limitation shall apply unless substantially similar limitations apply to each other
Series of Preferred Stock of the Corporation entitled to participate in such distribution of remaining assets of the Corporation other than any such series as to which the affirmative vote or written consent of the holders of the Series C and Series C-1 Preferred stock has been obtained pursuant to
Section 5(b)(ii) hereof.

              (e) For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger affected exclusively for the purpose of changing the domicile of the Corporation) in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued by the acquiring corporation or its subsidiary, or (B) a sale of all or substantially all of the assets of the Corporation, unless in each case the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

              (f) Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such property shall be the fair market value thereof as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation.

         3. Redemption. The Series C Preferred Stock and Series C-1 Preferred Stock are not redeemable.

         4. Conversion. The holders of the Series C Preferred Stock and Series C-1 Preferred Stock shall have conversion rights as follows (the "Conversion Rights'):

              (a) Right to Convert. Each share of Series C Preferred Stock and Series C-1 Preferred Stock shall be convertible, at the option of the holder hereof at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such stock; provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series C Preferred Stock and Series C-1 Preferred Stock shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, dissolution or winding up is approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation. Each share of Series C Preferred Stock and Series C-1 Preferred Stock shall be convertible into the number of fully paid and nonassessable shares of Common Stock which results from dividing the "Conversion Price" in effect for the series at the time of conversion into the "Conversion Value" for such series.
 The Conversion Price for the Series C Preferred Stock shall sometimes hereinafter be referred to as the "Series C Conversion Price", and the Conversion Price for the Series C-1 Preferred Stock shall sometimes hereinafter be referred to as the "Series C-1 Conversion Price". The number of shares of Common Stock into which each share of Series C Preferred Stock or Series C-1 Preferred Stock is convertible is hereinafter referred to as the "Conversion Rate" for such series. The initial Series C Conversion Price and the initial Series C-1 Conversion Price shall each be $.85. the Conversion value per share of Series C Preferred Stock and Series C-1
Preferred Stock shall be $.85.  The initial Series C Conversion Price and
Series C-1 Conversion Price shall be subject to adjustment as set forth below.

              (b)  Automatic Conversion.

                   (i) Each share of Series C Preferred Stock and Series C-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Rate for such series, without any action by the holder of such share and whether or not a certificate representing such share is surrendered to the Corporation or its transfer agent, as follows: (i) immediately upon the closing of the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $3.40 per share (subject to adjustment for stock splits, combinations, reclassifications or similar events) and which results in gross proceeds of not less than $7,500,000 in the aggregate; or (ii) on the date specified by written consent or agreement of the holders of sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares or Series C Preferred Stock and Series C-1 Preferred Stock, consenting or agreeing together as a single series.

              (ii) (A) Each share of Series C Preferred Stock held by a Non-participating Investor (as defined below) shall automatically be converted upon the closing of a Series C Dilutive Issuance (as defined below) into a share of Series C-1 Preferred Stock at a conversion rate of one fully paid and nonassessable share of Series C-1 Preferred Stock for each share of Series C Preferred Stock held by such holder; provided, however, that the time of such automatic conversion there shall be a sufficient number of shares of Series C-1 Preferred Stock to permit such conversion.

                   (B) For purposes of this paragraph (ii) of subsection 4(b), the following definitions shall apply:

                        (1) "Pro Rata Share" shall mean the ratio of (x) the sum of the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock held by a holder to (y) the total number of shares of Common stock then issuable upon conversion of all of the then outstanding shares of Preferred Stock of the Corporation.

                        (2) "Non-participating Investor" shall mean any holder of Series C Preferred Stock that fails to agree to purchase at least its Pro Rata Share of a Series C Dilutive Issuance (as defined below); provided, however, that such term shall not include a holder of Series C Preferred Stock that so fails to purchase at least its Pro Rata Share of a Series C Dilutive Issuance if such holder is an investment company registered under the Investment Company Act of 1940 (the "1940 Act") if in the opinion of counsel to such holder, the purchase by such holder of its Pro Rata Share would either cause the holder to violate the 1940 Act or the regulations promulgated thereunder or create a substantial likelihood that such a violation would occur.

                        (3) "Series C Dilutive Issuance" shall mean an issuance of Additional Stock (as defined below): (x) for a consideration per share less than the Series C Conversion Price in effect immediately prior to such issuance and (y) as to which each holder of Series C Preferred Stock has been given the opportunity to purchase at least its Pro Rata Share pursuant to a contractual right of first offer or otherwise.

                   (C) Upon the conversion of the Series C Preferred held by a Non-participating Investor, such shares of Series C Preferred Stock shall no longer be outstanding and the Non-participating Investor shall be treated for all purposes as the record holder of shares of Series C-1 Preferred Stock as of the date of the first closing of the Series C Dilutive Issuance.

              (iii) Upon the occurrence of an event triggering the automatic conversion of Series C Preferred Stock and/or Series C-1 Preferred Stock as provided in the preceding paragraphs (i) and (ii), the Corporation shall promptly give written notice of such event to all holders of Series C Preferred Stock or Series C-1 Preferred Stock whose shares have automatically converted into Common Stock as a result of such event. As soon as practicable after giving such notice the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, as determined in accordance with subsection 4(j)(i) hereof, together with any accrued and unpaid dividends on such Series C Preferred Stock or Series C-1 Preferred Stock, in exchange or the certificates representing the shares of Series C Preferred Stock or Series C-1 Preferred Stock converted pursuant to this subsection 4(b), together with proper assignments of such certificates.

              (c) Mechanics of Conversion. Before any holder of Series C Preferred Stock or Series C-1 Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock or the Series C-1 Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock or Series C-1 Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock or Series C-1 Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series C Preferred Stock or Series C-1 Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series C
Preferred Stock or Series C-1 Preferred Stock shall not be deemed to have converted such shares until immediately prior to the closing of such sale of securities.

              (d) Conversion Price Adjustments of Series C Preferred Stock. The Conversion Price of the Series C Preferred Stock shall be subject to adjustment from time to time as set forth below.

                   (i) (A) If the Corporation shall issue, after the date upon which any shares of Series C Preferred Stock were first issued (the "Purchase Date"), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series C Preferred Stock in effect immediately prior to the issuance of such Additional Stock, such Conversion Price shall forthwith (except as otherwise provided in this clause (i)) be reduced to the price per share at which the Corporation issued or sold, or is deemed to have issued or sold, such Additional Stock.

                        (B) Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of the Conversion Price pursuant to this Subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                        (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                        (D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

                        (E)  In the case of the issuance (after the Purchase
Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

                             (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                             (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

                             (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities (excluding a change resulting solely from the antidilution provisions thereof if such change results from an event which gives rise to an antidilution adjustment under this subsection 4(d)), the Series C Conversion Price, to the extent in any way affected by or computed using the original issuance of such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                             (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series C Conversion Price, to the extent in any way affected by or computed using the original issuance of such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
                             (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

              (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by the Corporation after the Purchase Date in a transaction the primary purpose of which (as determined in good faith by the Board of Directors of the Corporation) is to raise capital. "Additional Stock" shall in no event include

                   (A) Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

                   (B) shares of Common Stock to be issued (or deemed to be issued pursuant to subsection 4(d)(i)(E)) to current or former employees, officers, advisors, consultants or directors of the Corporation or any subsidiary of the Corporation pursuant to a stock option or stock award approved by the Board of Directors of the Corporation; or

                   (C) Common Stock issued or issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Stock.

                   (D) Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by the Corporation in connection with:
(x) the issuance of senior indebtedness to financial institutions, (y) equipment or other leases approved by the Board of Directors, (z) any acquisition of licenses or other rights, assets or technology from third parties, corporate partnering arrangements or acquisition of another entity, provided that in any such case such issuance is approved by the Board of Directors.

              (e) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series C Conversion Price and the Series C-1 Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock and Series C-1 Preferred Stock shall be increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

              (f) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series C Conversion Price and the Series C-1 Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock and Series C-1 Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

              (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(i), then, in each such case for the purpose of this subsection 4(g), the holders of the Series C Preferred Stock and holders of the Series C-1 Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series C Preferred Stock and Series C-1 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

              (h) Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this

Section 4) provision shall be made so that the holders of the Series C
Preferred Stock and the holders of the Series C-1 Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock and Series C-1 Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series C Preferred Stock and the Series C-1 Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

              (i) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock and the Series C-1 Preferred Stock against impairment.

              (j)  No Fractional Shares and Certificate as to Adjustments.

                   (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock or the Series C-1 Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock or Series C-1 Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                   (ii) Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price or the Series C-1 Conversion Price pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock or Series C-1 Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock or Series C-1 Preferred Stock, as the case may be, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the applicable Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C
Preferred Stock or Series C-1 Preferred Stock, as the case may be.

              (k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Preferred Stock and to each holder of Series C-1 Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

              (l) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock and Series C-1 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock and Series C-1 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock and the Series C-1 Preferred Stock, in addition to such other remedies as shall be available to the holders of the Series C Preferred Stock and the Series C-1 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions.

              (m)  Notices.  Any notice required by the provisions of this
Section 4 to be given to the holders of shares of Series C Preferred Stock or Series C-1 Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

              (n) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Stock (or other shares or other securities) of the Corporation upon conversion of any shares of the Series C Preferred Stock or Series C-1 Preferred Stock. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series C Preferred Stock or Series C-1 Preferred Stock in respect of which such shares are being issued.

         5.   Voting Rights.

              (a) In addition to any voting rights required by law, each holder of Series C Preferred Stock and each holder of Series C-1 Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's Series C Preferred Stock or Series C-1 Preferred Stock could be converted pursuant to the provisions or Section 4 of this Subdivision A-3 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law or as provided herein, the holders of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Stock, Series C-1 Preferred Stock and Common Shares shall vote together as a single class on all matters.

              (b) The Corporation shall not, without the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding Series C Preferred Stock and Series C-1 Preferred Stock (voting together as a single series) given in writing or by vote at a meeting (as the case may be):

                   (i) amend, alter or repeal in any respect the rights, preferences, privileges, and other terms and provisions of the Series C Preferred Stock or the Series C-1 Preferred Stock;

                   (ii) authorize or issue or obligate itself to issue, (x) any convertible debt or (y) any equity security, including any other equity security or debt instrument convertible into or exchangeable for any such equity security, having a preference over the Series C Preferred Stock or the Series C-1 Preferred Stock, with respect to dividends, redemption or liquidation;

                   (iii)declare or pay any dividends on, or make any distributions with respect to the Common Stock, or redeem or repurchase any outstanding equity securities of the Corporation except for repurchases of unvested or restricted shares of Common Stock at cost from employees, officers, consultants, or members of the Board of Directors of the Corporation or any subsidiary of the Corporation pursuant to repurchase options of the Corporation currently outstanding or hereafter entered into and approved by the Corporation's Board of Directors;

provided, however, that in the event that the affirmative vote or written consent of the holders of Series C Preferred Stock and Series C-1 Preferred Stock is required pursuant to the preceding clause (ii), such affirmative vote or written consent shall not be unreasonably withheld; and provided further, however, that in the event of the authorization or issuance of any equity security with a per share liquidation preference greater than that of the Series C Preferred Stock, such security shall not be deemed to have a preference over the Series C Preferred Stock so long as the holders of such security are not entitled to receive any distributions upon a liquidation, dissolution or winding up prior to the making of such distribution to the holders of the Series C Preferred Stock.

         6. Status of Converted Stock. In the event any shares of Series C Preferred Stock or Series C-1 Preferred Stock shall be converted pursuant to
Section 4 hereof, the shares so converted shall be canceled and shall not be issuable by the Corporation, and all accrued and unpaid dividends (whether or not declared) with respect to such converted shares shall be canceled. The Certificate of Incorporation of the Corporation may be appropriately amended from time to time to effect the corresponding reduction in the Corporation's authorized capital stock.

                               CERTIFICATE OF AMENDMENT

                                          OF

                        RESTATED CERTIFICATE OF INCORPORATION

                                          OF

                              OSIRIS THERAPEUTICS, INC.


    Osiris Therapeutics, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

    1. The Board of Directors of the Corporation, pursuant to a unanimous written consent dated as of September 16, 1994, adopted a resolution proposing and declaring advisable amendments (the "Amendments") to Article FOURTH of the Restated Certificate of Incorporation (a) at the end of Article FOURTH adding a new Subdivision B reading in its entirety as follows:

                                    SUBDIVISION B

                           ONE-FOR-FOUR REVERSE STOCK SPLIT

         At the close of business on the date on which the Certificate of Amendment containing this Subdivision B of Article FOURTH is filed with the Secretary of State of the State of Delaware (the "effective date"), each outstanding share of: (i) Common Stock shall be converted into one-fourth (1/4) of a share of Common Stock, (ii) Series A Preferred Stock shall be converted into one-fourth (1/4) of a share of Series A Preferred Stock,
    (iii) Series B Preferred Stock shall be converted into one-fourth (1/4) of a share of Series B Preferred Stock, and (iv) Series C Preferred Stock shall be converted into one-fourth (1/4) of a share of Series C Preferred Stock ; provided, however, that upon such conversion, the Corporation shall not issue fractional shares, but shall instead pay cash to any shareholder who would be entitled to receive a fractional share as the result of such conversion in an amount equal to the fair market value of such fractional share as determined by the Board of Directors of the Corporation, which determination shall be conclusive.

         After the effective date of this Amendment, each holder of any certificate or certificates representing shares of capital stock of the Corporation, upon surrender of the same to the Corporation, shall receive a certificate or certificates representing the whole number of shares of the applicable class or series of stock which such holder is entitled to receive pursuant to the terms and conditions of this Subdivision B of Article FOURTH. Pending such surrender of any certificate or certificates, such certificate or certificates for shares of capital stock of the Corporation shall be deemed for all purposes, as a result of such conversion as provided in this Subdivision B of Article FOURTH and without any action on the part of the holders thereof, to evidence only the right to receive one or more certificates representing shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, in accordance with the terms and conditions of this Subdivision B of Article FOURTH.

and (b) further amending Article FOURTH of the Restated Certificate of Incorporation such that, the first paragraph of Article FOURTH would be amended to read in its entirety as follows:

         Section 1. Authorized Stock. The total number of shares which the Corporation is authorized to have issued is 30,000,000 shares, consisting of (a) 10,000,000 shares of Preferred Stock, par value $.001 per share (hereinafter "Preferred Stock"), 2,122,000 shares of Preferred Stock designated as Series A Preferred Stock, 750,000 shares of Preferred Stock designated as Series B Preferred Stock and 740,000 shares of Preferred Stock designated as Series C Preferred Stock, and (b) 20,000,000 shares of Common Stock, par value $.001 per share (hereinafter called "Common Stock").

2. The stockholders of the Corporation, at a meeting held on September 16, 1994, adopted the foregoing Amendments.

3. That the foregoing Amendments were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by James S. Burns, its President, and attested by Nancy Rubin, its Assistant Secretary, this 31st day of October, 1994.

                                  OSIRIS THERAPEUTICS, INC.
                                  By:   /s/ JAMES S. BURNS
                                       ------------------------------------
                                       James S. Burns, President

Attest:


/s/ NANCY G. RUBIN
--------------------------------
Nancy Rubin, Assistant Secretary

                                       AMENDED
                            CERTIFICATE OF DESIGNATION OF
                       SERIES D CONVERTIBLE PREFERRED STOCK OF
                              OSIRIS THERAPEUTICS, INC.

          (Pursuant to Section 151 of the Delaware General Corporation Law)


         WHEREAS, Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), filed with the Secretary of State of the State of Delaware on January 9, 1995 a Certificate of Designation (the "Certificate") setting forth the powers, preferences and rights of, and qualifications, limitations and restrictions on, its Series D Convertible Preferred Stock (the "Series D Preferred Stock"); and

         WHEREAS, the Corporation desires to amend the Certificate to revise certain terms of the Series D Preferred Stock.

         The Corporation hereby certifies that (1) no shares of Series D Preferred Stock have been issued and (2) pursuant to the authority contained in Article Fourth of its Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution amending the Certificate:

         RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 20,000,000, shares of Preferred Stock are authorized, the series of Preferred Stock designated as Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), established in the Certificate of Designation filed with the State of Delaware on or about January 9, 1995, shall consist of 3,600,000 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series D Preferred Stock as set forth on Subdivision A-4, as amended, of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation, be, and they hereby are, amended to read in their entirety as set forth in Exhibit A hereto.

         The Corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit A referred to in the foregoing resolution.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its President and Chief Executive Officer and attested to by its Secretary this 15th day of August, 1995.


                                       OSIRIS THERAPEUTICS, INC.



                                       By:   /s/  JAMES S. BURNS
                                            -------------------------------
                                            James S. Burns
                                            President and Chief Executive
                                               Officer


ATTEST:



  /s/  ROBERT J. WALDEN
----------------------------------
Name:   Robert J. Walden
Title:  Vice President--Finance and
          Administration

                                                                       EXHIBIT A

                                      APPENDIX I

                                   Subdivision A-4

                         SERIES D CONVERTIBLE PREFERRED STOCK

1.  Dividends.

    The holders of shares of Series D Convertible Preferred Stock ("Series D Preferred Shares") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock ("Common Shares") unless it shall, at the same time, declare and pay to each holder of Series D Preferred Shares a dividend equal to the dividend which would have been payable to each holder if such Series D Preferred Shares had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividend.

2.  Liquidation, Dissolution or Winding Up.

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series C Preferred Shares and Series C-1 Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares but after and subject to the payment in full of all amounts required to be paid to the holders of any other series or class of Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Shares and Series C-1 Preferred Shares, an amount equal to $.40 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series C Preferred Shares or Series C-1 Preferred Shares). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection (a) shall be insufficient to permit the payment in full to the holders of Series C Preferred Shares and Series C-1 Preferred Shares distributable to them under this Subsection (a), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series C Preferred Shares and Series C-1 Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

         (b)  Upon the completion of the distributions required by Subsection
(a) of this Section 2, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares pro rata based on the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock. Notwithstanding the forgoing, the aggregate amount per share to be received by the holders of Series D Preferred Shares, C Series Preferred Shares, Series C-1
Preferred Shares, Series B Preferred Shares and Series A Preferred
Shares pursuant to this Subsection (b) shall not exceed $3.00 per share
(as adjusted for any stock split, combination, reclassification or similar event involving the Preferred Stock). Further, if the assets of the Corporation available for such distribution to the holders of the Series D Preferred Shares, Series C Preferred Shares, Series C-1
Preferred Shares, Series B Preferred Shares and Series A Preferred
Shares shall be insufficient to permit the payment in full of the maximum amount distributable to them under this Subsection (b), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series D Preferred
Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

         (c) After payment shall have been made in full to the holders of the Series D Preferred Shares pursuant to Subsection (b) of this Section 2, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series D Preferred Shares so as to be available for such payment, the holders of Series D Preferred Shares shall have no further rights with respect to any remaining assets of the Corporation legally available for distribution to the holders of its capital stock.

         (d) Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation.

         (e) For purposes of this Section 2, a reorganization of the Corporation, or a consolidation or merger of the Corporation with or into another corporation or entity, or a sale or other disposition of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

3.  Voting Rights.

         (a) In addition to any voting rights required by law, each holder of Series D Preferred Shares shall be entitled to vote on all matters submitted to a vote of the holders of Common Shares and shall be entitled to that number of votes equal to the largest number of whole Common Shares into which such holder's Series D Preferred Shares could be converted pursuant to the provisions of Section 4 of this Subdivision A-4 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law or this Certificate of Incorporation, the holders of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series C-1 Preferred

Shares, Series D Preferred Shares and Common Shares shall vote together as a single class on all matters.

         (b) Except as otherwise provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series D Preferred Shares so as to affect adversely the Series D Preferred Shares unless (i) a corresponding amendment, alteration or repeal to the Series A Preferred Shares and the Series B Preferred Shares has been approved by the holders of such number of Series A Preferred Shares, Series B Preferred Shares and Series D Preferred Shares that would have represented at least 66 2/3% of the Series A Preferred Shares, Series B Preferred Shares and Series D Preferred Shares if such shares were taken together as a single class, in which case no separate vote or approval of the holders of the Series D Preferred Shares shall be required; or (ii) such amendment, alteration or repeal has been approved by the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding Series D Preferred Shares; such approval in either case to be given in writing or by vote at a meeting (as the case may be). For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the Series D Preferred Shares as to any preferences, rights or powers (including, without limitation, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation) shall not be deemed to so affect adversely such Series D Preferred Shares.

4.  Conversion Rights.

         (a)  Optional Conversion.  Subject to the terms and conditions of this
Section 4, the holder of any Series D Preferred Shares shall have the right, at its option at any time and from time to time, to convert all or any portion of such shares into such number of fully paid and nonassessable Common Shares as is obtained by multiplying the number of Series D Preferred Shares to be converted by $3.00 and dividing the result by the conversion price of $3.00 or, in the event any adjustment of such conversion price has taken place pursuant to the provisions of this Section 4, by the conversion price in effect on the date such Series D Preferred Shares are surrendered for conversion (such conversion price, or such conversion price as last adjusted, being referred to herein as the "Conversion Price"); provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series D Preferred Shares shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, distribution or winding up was approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation.

         (b)  Automatic Conversion.

         (i) All outstanding Series D Preferred Shares shall be converted automatically into the number of Common Shares into which such Series D Preferred

Shares are then convertible pursuant to this Section 4, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, at the earliest of (A) the moment immediately prior to the Corporation's consummation of an underwritten public offering of Common Shares; (B) the moment immediately prior to the consummation of a consolidation or merger of the Corporation with or into another corporation or entity or a sale or transfer of all or substantially all of the assets of the Corporation pursuant to which holders of Common Shares (assuming the conversion of all outstanding Series D Preferred Shares into Common Shares immediately prior thereto) will receive cash and/or securities and/or property having an aggregate value (as determined in good faith by not less than a majority of the Directors then serving on the Corporation's Board of Directors) of at least $12.00 per share (as adjusted to reflect any share split, combination, reclassification or similar event subsequent to December 30, 1994 affecting the Common Shares); (C) the time at which the Series A Preferred Shares and the Series B Preferred Shares are converted into Common Shares; and (D) September 24, 1998.

         (ii) Upon the occurrence of an event triggering the automatic conversion of Series D Preferred Shares as provided in the preceding subparagraph (i), the Corporation shall promptly give written notice to all holders of Series D Preferred Shares of such event. As soon as practicable after giving such notice, the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with any cash payment to be made in lieu of fractional shares as provided in Subsection 4(f) of this Article FOURTH and any accrued but unpaid dividends on such Series D Preferred Shares, in exchange for the certificates representing the Series D Preferred Shares converted pursuant to this Subjection 4(b), together with proper assignments of such certificates.

         (c) Mechanics of Conversion. The rights of conversion under Subsection 4(a) shall be exercised by a holder of Series D Preferred Shares by
(i) surrendering the certificates representing such shares together with written notice of such holder's election to convert such shares (the "Conversion Notice"), and a proper assignment of such certificates to the Corporation. The Conversion Notice shall state the names and addresses in which and to which the certificates representing the Common Shares issuable or, if applicable, the other shares, other securities, cash or other property issuable, deliverable or payable, upon such conversion shall be issued, delivered or paid, as the case may be. The date upon which the certificates representing the Series D Preferred Shares to be converted, the Conversion Notice and the proper assignment have all been received by the Corporation is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the corporation shall issue and deliver or cause to be issued and delivered, as specified in the Conversion notice, certificates for the number of full Common Shares issuable upon such conversion together with any cash instead of fractional shares as provided in Subsection 4(f) and any accrued but unpaid dividends. Such conversions shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted Series D

Preferred Shares shall cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

         (d) Subdivision or Combination of Stock. In case the Corporation shall at any time split or subdivide its outstanding Common Shares into a greater number of shares other than through a stock dividend in which the holders of the Series D Preferred Shares participate pursuant to Section 1 of this Subdivision A-4, the Conversion Price for the Series D Preferred Shares in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (e) Reorganization, Reclassification, Consolidation or Merger. In the event of any capital reorganization or reclassification of the outstanding capital stock of the Corporation, or any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation or entity, or the sale of all or substantially all of the assets of the Corporation (each of such events being hereinafter referred to as an "Extraordinary Event"), where, in connection with such Extraordinary Event, the holders of Common Shares will be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for such Common Shares, then each Series D Preferred Share shall, at the effective time of such Extraordinary Event, be converted into, without any action on the part of the holder thereof, such shares of stock, securities, cash and/or other property as may be issuable or payable with respect to or in exchange for the number of Common Shares which would otherwise have been issuable to the holder of such Series D Preferred Share upon the conversion thereof pursuant to this Section 4.


         (f) Fractional Shares. No fractional Common Shares (or other shares or other securities) or scrip representing fractional shares shall be issued upon conversion of any of the Series D Preferred Shares. Instead, the Corporation shall pay cash in an amount equal to the fair market value of such fractional share at the time of such conversion, as determined in good faith by the Board of Directors of the Corporation.

         (g) Reservation of Common Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series D Preferred Shares, such number of its Common Shares (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Shares, and if at any time the number of authorized but unissued Common Shares (or such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series D Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued Common Shares (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

         (h) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Shares (or other shares or other securities) of the Corporation upon conversion of any of the Series D preferred Shares. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series D Preferred Shares in respect of which such shares are being issued.

                              CERTIFICATE OF DESIGNATION
                                          OF
                         SERIES E CONVERTIBLE PREFERRED STOCK
                                          OF
                              OSIRIS THERAPEUTICS, INC.

               (Pursuant to Section 151 of the General Corporation Law
                              of the State of Delaware)

         Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.001 per share, designated as Series E Convertible Preferred Stock:

         RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 20,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred Stock"), with such series to consist of 3,000,000 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series E Preferred Stock are set forth on Exhibit A to this resolution shall become Subdivision A-5 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

         The corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit A referred to in the foregoing resolution.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by its Present and attested to by its Secretary this 16th day of September, 1996.

                                            OSIRIS THERAPEUTICS, INC.

                                            By:   /s/ JAMES S. BURNS
                                            ----------------------------------
                                            James S. Burns, President &
                                            Chief Executive Officer

ATTEST:

 /s/ DANIEL R. MARSHAK
--------------------------------------
Daniel R. Marshak, Assistant Secretary

                                      APPENDIX I

                                   Subdivision A-5

                         SERIES E CONVERTIBLE PREFERRED STOCK

1.  Dividends.

         The holders of shares of Series E Convertible Preferred Stock ("Series E Preferred Shares") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock ("Common Shares") unless it shall, at the same time, declare and pay to each holder of Series E Preferred Shares a dividend equal to the dividend which would have been payable to each holder if such Series E Preferred Shares had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividend.

2.  Liquidation, Dissolution or Winding Up.

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series E Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series D Preferred Shares, Series B Preferred Shares or Series A Preferred Shares but after and subject to the payment in full of all amounts required to be paid to the holders of any other series or class of Preferred Stock of the Corporation ranking in liquidation prior and in preference to the Series E Preferred Shares, an amount equal to $1.10 per share (as adjusted to reflect any share split, combination, reclassification or similar event). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection (a) shall be insufficient to permit the payment in full to the holders of Series E Preferred Shares distributable to them under this Subsection (a), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series E Preferred Shares based upon the respective aggregate liquidation preference of the holders of such Series E Preferred Shares.

         (b)  Upon the completion of the distributions required by Subsection
              (a) of this Section 2, each holder of Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, Series D Preferred Shares, Series B Preferred Shares or Series A Preferred Shares, an amount equal to $.40 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series E Preferred Shares, Series C Preferred Shares or Series C-1 Preferred Shares). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection 9(b) shall be insufficient to permit the payment in full to the holders of Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares distributable to them under this Subsection (b), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

         (c)  Upon the completion of the distributions required by Subsections
              (a) and (b) of this Section 2, the remaining assets of the Corporation available for distribution to stockholders shall be distributed, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, among the holders of Series E preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares pro rata based on the number of shares of Common Stock issuable upon conversion of such Preferred Shares. Notwithstanding the foregoing, the aggregate amount per share to be received by the holders of Series E Preferred Shares, Series D Preferred Shares, Series C Preferred shares, series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares pursuant to this Subsection 9(c) shall not exceed $3.00 per share (and adjusted for any stock split, combination, reclassification or similar event involving the Preferred Shares). Further, if the assets of the Corporation available for such distribution to the holders of the Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares shall be insufficient to permit the payment in full of the maximum amount distributable to them under this Subsection (c), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series

              A Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

         (d) After payment shall have been made in full to the holders of the Series E Preferred Shares pursuant to Subsection (a), (b) and (c) of this Section 2, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series E Preferred Shares so as to be available for such payment, the holders of Series E Preferred Shares shall have no further rights with respect to any remaining assets of the Corporation legally available for distribution to the holders of its capital stock.

         (e) Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the directors then serving on the Board of Directors of the Corporation.

         (f) For purposes of this Section 2, a reorganization of the Corporation, or a consolidation or merger of the Corporation with or into other corporation or entity, or a sale or other disposition of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation within the meaning of this
              Section 2.

3.  Voting Rights.

         (a) In addition to any voting rights required by law, each holder of Series E Preferred Shares shall be entitled to vote on all matters submitted to a vote of the holders of Common Shares and shall be entitled to that number of votes equal to the largest number of whole Common Shares into which such holder's Series E Preferred Shares could be converted pursuant to the provisions of
              Section 4 of this Subdivision A-5 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law or this Certificate of Incorporation, the holders of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Common Shares shall vote together as a single class on all matters.

         (b) Except as otherwise provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series E Preferred Shares so as to affect adversely the Series E Preferred Shares unless (i) a corresponding amendment, alteration or repeal to the Series A Preferred Shares, the Series B preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares has been approved by the holders of such number of Series A Preferred Shares, Series B Preferred Shares, Series D Preferred Shares and Series E Preferred Shares that would have represented at least 66 2/3% of the Series E Preferred Shares if such shares were taken together as a single class, in which case no separate vote or approval of the holders of the Series E Preferred Shares shall be required; or (ii) such amendment, alteration or repeal has been approved by the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding Series E Preferred Shares; such approval in either case to be given in writing or by vote at a meeting (as the case may be). For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the Series E Preferred Shares as to any preferences, rights or powers (including, without limitation, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation) shall not be deemed to so affect adversely such Series E Preferred Shares.

4.  Conversion Rights.

         (a) Optional Conversion. Subject to the terms and conditions of this section 4, the holder of any Series E Preferred Shares shall have the right, at its option at any time and from time to time, to convert all or any portion of such shares into such number of fully paid and nonassessable Common Shares as its obtained by multiplying the number of Series E Preferred Shares to be converted by $4.50 and dividing the result by the conversion price of $4.50 or, in the event any adjustment of such conversion price has taken place pursuant to the provisions of this Section 4, by the conversion price in effect on the date such Series E Preferred Shares are surrendered for conversion (such conversion price, or such conversion price as last adjusted, being referred to herein as the "Conversion Price"); provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series E Preferred Shares shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, distribution or winding up was approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation.

         (b)  Automatic Conversion.

              (i) All outstanding Series E Preferred Shares shall be converted automatically into the number of Common Shares into which such Series E Preferred Shares are then convertible pursuant to this Section 4, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, at the earliest of: (A) the moment immediately prior to the Corporation's consummation of an underwritten public offering of Common Shares; (B) the moment immediately prior to the consummation of a consolidation or merger of the Corporation with or into another corporation or entity or sale or transfer of all or substantially all of the assets of the Corporation pursuant to which holders of Common Shares (assuming the conversion of all outstanding Series E Preferred Shares into Common Shares immediately prior thereto) will receive cash and/or securities and/or property having an aggregate value as determined in good faith by not less than a majority of the Directors then serving on the Corporation's Board of Directors (as adjusted to reflect any share split, combination, reclassification or similar event affecting the Common Shares); (C) the time at which the Series A Preferred Shares and the Series B Preferred Shares and the Series D Preferred Shares are converted into Common Shares; and (D) September 24, 1998.

              (ii) Upon the occurrence of an event triggering the automatic conversion of Series E Preferred Shares as provided in the preceding subparagraph (i), the Corporation shall promptly give written notice to all holders of Series E Preferred Shares of such event. As soon as practicable after giving such notice, the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with any cash payment to be made in lieu of fractional shares as provided in Subsection 4(f) of this Article FOURTH and any accrued but unpaid dividends on such Series E Preferred Shares, in exchange for the certificates representing the Series E Preferred Shares converted pursuant to Subsection 4(b), together with proper assignments of such certificates.

         (c) Mechanics of Conversion. The rights of conversion under Subjection 4(a) shall be exercised by a holder of Series E Preferred Shares by (i) surrendering the certificates representing such shares, together with written notice of such holder's election to convert such shares (the "Conversion Notice"), and a proper assignment of such certificates to the Corporation. The Conversion Notice shall state the names and addresses in which and to which the certificates representing the Common Shares issuable or, if applicable, the other shares, other securities, cash or other property issuable or, if applicable, the other shares, other securities, cash or other property issuable, deliverable or payable, upon such conversion shall be issued, delivered or paid, as the case may be. The date upon which the certificates representing the Series E Preferred Shares to be converted, the Conversion Notice and the proper assignment have all been received by the Corporation is referred to herein as the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver or cause to be issued and delivered, as specified in the Conversion Notice, certificates for the number of full Common Shares issuable upon such conversion together with any cash instead of fractional shares as provided in Subsection 4(f) and any accrued but unpaid dividends. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted Series E Preferred Shares shall cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.


         (d) Subdivision or Combination Stock. In case the Corporation shall at any time split or subdivide its outstanding Common Shares into a greater number of shares other than through a stock dividend in which the holders of the Series E Preferred Shares participate pursuant to Section 1 of this Subdivision A-5, the Conversion Price for the Series E Preferred Shares in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (e) Reorganization, Reclassification, Consolidation or Merger. In the event of any capital reorganization or reclassification of the outstanding capital stock of the Corporation, or any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation or entity, or the sale of all or substantially all of the assets of the Corporation (each of such events being hereinafter referred to as an "Extraordinary Event"), where, in connection with such Extraordinary Event, the holders of Common Shares will be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for such Common Shares, that each Series E Preferred Share shall, at the effective time of such Extraordinary Event, be converted into, without any action on the part of the holder thereof, such shares of stock, securities, cash and/or other property as may be issuable or payable with respect to or in exchange for a number of Common Shares which would otherwise have been issuable to the holder of such Series E Preferred Share upon the conversion thereof pursuant to this Section 4.

         (f) Fractional Shares. No fractional Common Shares (or other shares or other securities) or scrip representing fractional shares shall be issued upon conversion of any of the Series E Preferred Shares. Instead, the Corporation shall pay cash in an amount equal to the fair market value of such fractional share at the time of such conversion, as determined in good faith by the Board of Directors of the Corporation.

         (g) Reservation of Common Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series E Preferred Shares, such number of its Common Shares (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Shares, and if at any time the number of authorized but unissued Common Shares (or such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series E Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued Common Shares (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

         (h) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Shares (or other shares or other securities) of the Corporation upon conversion of any of the Series E Preferred Shares. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series E Preferred Shares in respect of which such shares are being issued.

                          CERTIFICATE OF CORRECTION
                                    OF THE
                         CERTIFICATE OF DESIGNATION
                                      OF
                    SERIES E CONVERTIBLE PREFERRED STOCK
                                      OF
                         OSIRIS THERAPEUTICS, INC.


    Osiris Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

FIRST:   That the Certificate of Designation of the Series E Convertible
Preferred Stock of the Corporation, filed by the Corporation with the Secretary of State of Delaware on October 1, 1996 (the "Certificate of Designation"), is an inaccurate record of the corporate action referred to therein, insofar as it sets forth the number of shares of authorized Preferred Stock of the Corporation comprising the Series E Convertible Preferred Stock.

SECOND: That, in order to reflect accurately the corporate action referred to therein, the Certificate of Designation is hereby corrected, pursuant to Section 103(f) of the General Corporation Law of the State of Delaware, to provide as follows:

         RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 10,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred Stock"), with such series to consist of 2,788,000 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series E Preferred Stock are set forth on Exhibit A to this resolution and shall become Subdivision A-5 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

THIRD:   That, pursuant to Section 103(f) of the General Corporation Law of the
State of Delaware, this Certificate of Correction is effective as of October 1, 1996.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed by its President and attested by its Secretary this 29th day of April, 1997.


                                            OSIRIS THERAPEUTICS, INC


                                            By:    /s/ JAMES S. BURNS
                                                 ---------------------------
                                                 James S. Burns, President &
                                                 Chief Executive Officer

ATTEST:


/s/ MICHAEL J. DEMCHUK, JR.
---------------------------
Michael J. Demchuk, Jr.,
Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                    RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                          OSIRIS THERAPEUTICS, INC.



    Osiris Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

FIRST:   That the Board of Directors of the Corporation, during a telephonic meeting held on October 20, 1995, duly adopted a resolution having the effect of amending the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

         Section 1. Authorized Stock. The total number of shares which the Corporation is authorized to have issued is 50,000,000 shares, consisting of (a) 20,000,000 shares of Preferred Stock, par value $.001 per share (hereinafter "Preferred Stock"), 2,122,000 shares of Preferred Stock designated as Series A Preferred Stock, 750,000 shares of Preferred Stock designated as Series B Preferred Stock, 740,000 shares of Preferred Stock designated as Series C Preferred Stock, and 3,600,000 shares of Preferred Stock designated as Series D Preferred Stock, and (b) 30,000,000 shares of Common Stock, par value $.001 per share (hereinafter "Common Stock").

SECOND: That the stockholders of the Corporation, at a meeting held on January 12, 1996, duly approved the foregoing amendment.

THIRD:   That the foregoing amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 29th day of April, 1997.


                                            OSIRIS THERAPEUTICS, INC



                                            By:    /s/ JAMES S. BURNS
                                                 -----------------------------
                                                 James S. Burns, President and
                                                 Chief Executive Officer

ATTEST:

/s/ MICHAEL J. DEMCHUK, JR.
------------------------
Michael J. Demchuk, Jr.,
Secretary

                          CERTIFICATE OF DESIGNATION
                                      OF
                     SERIES F CONVERTIBLE PREFERRED STOCK
                                      OF
                          OSIRIS THERAPEUTICS, INC.


             (Pursuant to Section 151 of the General Corporation
                          of the State of Delaware)


    Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.001 per share, designated as Series F Convertible Preferred Stock:

    RESOLVED, that pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, whereby 20,000,000 shares of Preferred Stock are authorized, there be and hereby is created a series of Preferred Stock designated as Series F Convertible Preferred Stock, par value $.001 per share (the "Series F Preferred Stock"), with such series to consist of 1,176,500 shares, and that the powers, preferences and rights of, and qualifications, limitations and restrictions on, the Series F Preferred Stock are set forth on Exhibit A to this resolution and shall become Subdivision A-6 of Section 2 of such Article FOURTH of the Restated Certificate of Incorporation.

    The Corporation further certifies that attached hereto as Appendix I is a true, correct and complete copy of said Exhibit A referred to in the foregoing resolution.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by its President and attested to by its Secretary this 13th day of June 1997.

                                            OSIRIS THERAPEUTICS, INC.


                                            By:   /s/  JAMES S. BURNS
                                                -----------------------------
                                                James S. Burns, President and
                                                Chief Executive Officer

ATTEST:

  /s/  MICHAEL J. DEMCHUK, JR
----------------------------------
Michael J. Demchuk, Jr., Secretary

                                                                    EXHIBIT A

                                  APPENDIX I

                                Subdivision A-6

                     SERIES F CONVERTIBLE PREFERRED STOCK


1.  Dividends.

         The holders of shares of Series F Convertible Preferred Stock
("Series F Preferred Shares") shall be entitled, when and if declared by the Board of Directors of the Corporation, to dividends payable in cash and/or property out of funds legally available for that purpose; provided, however, that the Corporation shall not declare or pay any dividends on any shares of Common Stock ("Common Shares") unless it shall, at the same time, declare and pay to each holder of Series F Preferred Shares a dividend equal to the dividend which would have been payable to each holder if such Series F Preferred Shares had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividend.

2.  Liquidation, Dissolution or Winding Up.

    (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of Series F Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares or Series A Preferred Shares but after and subject to the payment in full of all amounts required to be paid to the holders of any other series or class of Preferred Stock of the Corporation ranking in liquidation prior and in preference to the Series F Preferred Shares, an amount equal to $4.00 per share (as adjusted to reflect any share split, combination, reclassification or similar event). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection (a) shall be insufficient to permit the payment in full to the holders of Series F Preferred Shares distributable to them under this Subsection (a), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series F Preferred Shares based upon the respective aggregate liquidation preference of the holders of such Series F Preferred Shares.

    (b) Upon the completion of the distributions required by Subsection (a) of this Section 2, each holder of Series F Preferred Shares and Series E

         Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares or Series A Preferred Shares, an amount equal to $1.10 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series F Preferred Shares or Series E Preferred Shares). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection (b) shall be insufficient to permit the payment in full to the holders of Series F Preferred Shares and Series E Preferred Shares distributable to them under this Subsection (b), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series F Preferred Shares and Series E Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

    (c) Upon the completion of the distributions required by Subsections (a) and (b) of this Section 2, each holder of Series F Preferred Shares, Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, Series D Preferred Shares, Series B Preferred Shares or Series A Preferred Shares, an amount equal to $.40 per share (as adjusted to reflect any share split, combination, reclassification or similar event involving the Series F Preferred Shares, Series E Preferred Shares, Series C Preferred Shares or Series C-1 Preferred Shares). Notwithstanding the foregoing, if the assets of the Corporation available for distribution under this Subsection (c) shall be insufficient to permit the payment in full to the holders of Series F Preferred Shares, Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares distributable to them under this Subsection (c), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series F Preferred Shares, Series E Preferred Shares, Series C Preferred Shares and Series C-1 Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

    (d)  Upon the completion of the distributions required by Subsections (a),
         (b) and (c) of this Section 2, the remaining assets of the Corporation available for distribution to stockholders shall be distributed, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Common Shares, among the holders of

         Series F Preferred Shares, Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares pro rata based on the number of shares of Common Stock issuable upon conversion of such Preferred Shares. Notwithstanding the foregoing, the aggregate amount per share to be received by the holders of Series F Preferred Shares, Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares pursuant to this Subsection (d) shall not exceed $3.00 per share
         (as adjusted for any stock split, combination, reclassification or similar event involving the Preferred Shares). Further, if the assets of the Corporation available for such distribution to the holders of the Series F Preferred Shares, Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares shall be insufficient to permit the payment in full of the maximum amount distributable to them under this Subsection (d), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series F Preferred Shares, Series E Preferred Shares, Series D Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series B Preferred Shares and Series A Preferred Shares based upon the respective aggregate liquidation preference of the holders of such series of Preferred Shares.

    (e) After payment shall have been made in full to the holders of the Series F Preferred Shares pursuant to Subsections (a), (b), (c) and
         (d) of this Section 2, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series F Preferred Shares so as to be available for such payment, the holders of Series F Preferred Shares shall have no further rights with respect to any remaining assets of the Corporation legally available for distribution to the holders of its capital stock.

    (f) Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the directors then serving on the Board of Directors of the Corporation.

    (g) For purposes of this Section 2, a reorganization of the Corporation, or a consolidation or merger of the Corporation with or into another corporation or entity, or a sale or other disposition of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

3.  Voting Rights.

    (a) In addition to any voting rights required by law, each holder of Series F Preferred Shares shall be entitled to vote on all matters submitted to a vote of the holders of Common Shares and shall be entitled to that number of votes equal to the largest number of whole Common Shares into which such holder's Series F Preferred Shares could be converted pursuant to the provisions of Section 4 of this Subdivision A-6 on the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise required by law or this Certificate of Incorporation, the holders of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series C-1 Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Common Shares shall vote together as a single class on all matters.

    (b) Except as otherwise provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series F Preferred Shares so as to affect adversely Series F Preferred Shares unless (i) a corresponding amendment, alteration or repeal to the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Shares, and the Series E Preferred Shares has been approved by the holders of such number of Series A Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares that would have represented at least 66 2/3% of the Series A Preferred Shares, Series B Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares if such shares were taken together as a single class, in which case no separate vote or approval of the holders of the Series F Preferred Shares shall be required; or
         (ii) such amendment, alteration or repeal has been approved by the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding Series F Preferred Shares; such approval in either case to be given in writing or by vote at a meeting (as the case may be). For this purpose, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the series F Preferred Shares as to any preferences, rights or powers (including, without limitation, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation) shall not be deemed to so affect adversely such Series F Preferred Shares.

4.  Conversion Rights.

    (a)  Optional Conversion.  Subject to the terms and conditions of this
         Section 4, the holder of any Series F Preferred Shares shall have the right, at its option at any time and from time to time, to convert all or any portion of such shares into such number of fully paid and nonassessable Common Shares as is obtained by multiplying the number of Series F Preferred Shares to be converted by $8.50 and dividing the result by the conversion price of $8.50 or, in the event any adjustment of such conversion price has taken place pursuant to the provisions of this
         Section 4, by the conversion price in effect on the date such Series F Preferred Shares are surrendered for conversion (such conversion price, or such conversion price as last adjusted, being referred to herein at the "Conversion Price"): provided, however, that in the event of the liquidation, dissolution or winding up of the Corporation, the holders of Series F Preferred Shares shall only be entitled to convert their shares in accordance with the terms of this Section 4 at any time prior to the earlier of the tenth day following the date on which such liquidation, distribution or winding up was approved by the stockholders of the Corporation and the date which is three days prior to the distribution of the proceeds from such liquidation, dissolution or winding up of the Corporation.

    (b)  Automatic Conversion.

         (i) All outstanding Series F Preferred Shares shall be converted automatically into the number of Common Shares into which such Series F Preferred Shares are then convertible pursuant to this
              Section 4, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, at the earliest of: (A) the moment immediately prior to the Corporation's consummation of an underwritten public offering of Common Shares; (B) the moment immediately prior to the consummation of a consolidation or merger of the Corporation with or into another corporation or entity or sale or transfer of all or substantially all of the assets of the Corporation; and (C) June 30, 1999.

         (ii) Upon the occurrence of an event triggering the automatic conversion of Series F Preferred Shares as provided in the preceding subparagraph (i), the Corporation shall promptly give written notice to all holders of Series F Preferred Shares of such event. As soon as practicable after giving such notice, the Corporation shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with any cash payment to be made in lieu of fractional shares as provided in Subsection 4(f) of this Article FOURTH and any accrued but unpaid dividends on such Series F Preferred Shares, in exchange for the certificates representing the Series F Preferred Shares converted pursuant to Subsection 4(b), together with proper assignments of such certificates.

         (c) Mechanics of Conversion. The rights of conversion under subsection 4(a) shall be exercised by a holder of Series F Preferred Shares by (i) surrendering the certificates representing such shares, together with written notice of such holder's election to convert such shares (the "Conversion Notice"), and a proper assignment of such certificates to the Corporation. The Conversion Notice shall state the names and addresses in which and to which the certificates representing the Common Shares issuable or, if applicable, the other shares, other securities, cash or other property issuable, deliverable or payable, upon such conversion shall be issued, delivered or paid, as the case may be. The date upon which the certificates representing the Series F Preferred Shares to be converted, the Conversion Notice and the proper assignment have all been received by the Corporation is referred to herein as the "Conversion Date."
              As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver or cause to be issued and delivered, as specified in the Conversion Notice, certificates for the number of full Common Shares issuable upon such conversion together with any cash instead of fractional shares as provided in Subsection 4(f) and any accrued but unpaid dividends. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted Series F Preferred Shares shall cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

         (d) Subdivision or Combination of Stock. In case the Corporation shall at any time split or subdivide its outstanding Common Shares into a greater number of shares, other than through a stock dividend in which the holders of the Series F Preferred Shares participate pursuant to Section 1 of this Subdivision A-6, the Conversion Price for the Series F Preferred Shares in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         (e) Reorganization, Reclassification, Consolidation or Merger. In the event of any capital reorganization or reclassification of the outstanding capital stock of the Corporation, or any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation or entity, or the sale of all or substantially all of the assets of the Corporation (each of such events being hereinafter referred to as an "Extraordinary Event"), where, in connection with such Extraordinary Event, the holders of Common Shares will be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for such Common Shares, each Series F Preferred Share shall, at the effective time of such Extraordinary Event, be converted into, without any action on the part of the holder thereof, such shares of stock, securities, cash and/or other property as may be issuable or payable with respect to or in exchange for a number of Common Shares which would otherwise have been issuable to the holder of such Series F Preferred Share upon the conversion thereof pursuant to this Section 4.

         (f) Fractional Shares. No fractional Common Shares (or other shares or other securities) or scrip representing fractional shares shall be issued upon conversion of any of the Series F Preferred Shares. Instead, the Corporation shall pay cash in an amount equal to the fair market value of such fractional share at the time of such conversion, as determined in good faith by the Board of Directors of the Corporation.

         (g) Reservation of Common Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series F Preferred Shares, such number of its Common Shares (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series F Preferred Shares, and if at any time the number of authorized but unissued Common Shares (or such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series F Preferred Shares, the Corporation shall take such action as may be necessary to increase its authorized but unissued Common Shares (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

         (h) Costs of Conversion. The Corporation shall pay all documentary, stamp or other similar taxes attributable to the issuance or delivery of Common Shares (or other shares or other securities) of the Corporation upon conversion of any the Series F Preferred Shares. However, the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Series F Preferred Shares in respect of which such shares are being issued.

                            CERTIFICATE OF INCREASE
                                      TO
                          CERTIFICATE OF DESIGNATIONS
                                      OF
                     SERIES D CONVERTIBLE PREFERRED STOCK
                                      OF
                          OSIRIS THERAPEUTICS, INC.


              (Pursuant to Section 151 of the General Corporation
                           of the State of Delaware)


         WHEREAS, Osiris Therapeutics, Inc., a Delaware corporation (the "Corporation"), filed with the Secretary of State of Delaware on January 9, 1995, a Certificate of Designation setting forth the powers, preferences and rights of, and qualifications, limitations and restrictions on, its Series D Convertible Preferred Stock (the "Series D Stock");

         WHEREAS, the Corporation filed with the Secretary of State of Delaware on August 15, 1995, an Amended Certificate of Designation of the Series D Stock, wherein the Corporation amended certain terms of the Series D Convertible Preferred Stock (the "Series D Stock") and established the number of authorized shares of Series D Stock at 3,600,000; and

         WHEREAS, the Board of Directors of the Corporation has duly adopted a resolution increasing the number of authorized shares of Series D Stock to 3,716,070.

         The Corporation hereby certifies that, pursuant to the authority contained in Article FOURTH of its Restated Certificate of Incorporation, and in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolution authorizing and directing an increase in the number of authorized shares of Series D Stock to 3,716,070:

                   RESOLVED, that the number of shares of authorized Preferred Stock designated as Series D Convertible Preferred Stock is hereby established at 3,716,070.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be executed by its President and attested to by its Secretary this 3rd day of July, 1997.

                                            OSIRIS THERAPEUTICS, INC.


                                            By:    /s/ James S. Burns
                                                 -----------------------------
                                                 James S. Burns, President and
                                                 Chief Executive Officer

ATTEST:

  /s/ Michael J. Demchuk
----------------------------------
Michael J. Demchuk, Jr., Secretary



                                      -2-